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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported)

                                  May 8, 1998


                       NITINOL MEDICAL TECHNOLOGIES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

    Delaware                     0-21001                         95-4090463
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(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                      Identification No.
incorporation)

                              27 Wormwood Street
                          Boston, Massachusetts 02210
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                          area code:  (617) 737-0930



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                (Former Address, if changed since last report)
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Item 5.   Other Events.

          On May 8, 1998, Nitinol Medical Technologies, Inc., a Delaware corporation ("Nitinol"), announced the execution of a definitive agreement to acquire the neurosurgical instruments business of Elekta AB (publ), a Swedish corporation, for approximately U.S. $33 million in cash, subject to closing adjustments. Nitinol's press release, dated May 8, 1998, is attached as an exhibit and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

          99.1 Press Release dated May 8, 1998


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 1998
                              NITINOL MEDICAL TECHNOLOGIES, INC.



                              By: /s/ Theodore I. Pincus
                                 ------------------------------------
                                       Theodore I. Pincus,
                                         Executive Vice President and
                                         Chief Financial Officer

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